UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2017

MOSAIC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38246	98-1380306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Park Avenue New York, NY	10152
(Address of principal executive offices)	(Zip Code)

(212) 763-0153

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On October 23, 2017, Mosaic Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”), including the issuance of 4,500,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on September 27, 2017 (File No. 333-220667) and subsequently amended (the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $345,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 5,933,334 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsors, Mosaic Sponsor, LLC and Fortress Mosaic Sponsor LLC (each a “Sponsor” and, together, the “Sponsors”), generating gross proceeds to the Company of approximately $8,900,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsors have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsors or their permitted transferees.

A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO, including $12,075,000 of the underwriters’ deferred discount, and $6,900,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to fund its working capital requirements, subject to an annual limit of $750,000, and/or to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months, as applicable) and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO (or 27 months, as applicable), subject to applicable law.

In connection with the IPO, the Company entered into the following agreements forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	A Warrant Agreement, dated as of September 26, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated as of October 18, 2017, among the Company, its officers and directors and Mosaic Sponsor, LLC and Fortress Mosaic Sponsor LLC.

•	An Investment Management Trust Agreement, dated as of October 18, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated as of October 18, 2017, among the Company and certain security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated as of September 26, 2017, between the Company and Mosaic Sponsor, LLC.

•	A Private Placement Warrants Purchase Agreement, dated as of September 26, 2017, between the Company and Fortress Mosaic Sponsor LLC.

•	An Office Space and Related Services Agreement, dated as of October 18, 2017, between the Company and Mosaic Sponsor, LLC.

•	An Indemnity Agreement, dated as of October 18, 2017, between the Company and Eugene I. Davis.

•	An Indemnity Agreement, dated as of October 18, 2017, between the Company and Tyler S. Kolarik.

•	An Indemnity Agreement, dated as of October 18, 2017, between the Company and David M. Maura.

•	An Indemnity Agreement, dated as of October 18, 2017, between the Company and Andrew A. McKnight.

•	An Indemnity Agreement, dated as of October 18, 2017, between the Company and William H. Mitchell.

•	An Indemnity Agreement, dated as of October 18, 2017, between the Company and Joshua A. Pack.

•	A Services Agreement, dated as of October 18, 2017, among the Company, CFO Bullpen LLC and, solely for purposes of Sections 1 and 6, William H. Mitchell.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

4.4	Warrant Agreement, dated as of September 26, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated as of October 18, 2017, among the Company, its officers and directors and Mosaic Sponsor, LLC and Fortress Mosaic Sponsor LLC.

10.2	Investment Management Trust Agreement, dated as of October 18, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated as of October 18, 2017, among the Company and certain security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated as of September 26, 2017, between the Company and Mosaic Sponsor, LLC.

10.5	Private Placement Warrants Purchase Agreement, dated as of September 26, 2017, between the Company and Fortress Mosaic Sponsor LLC.

10.6	Office Space and Related Services Agreement, dated as of October 18, 2017, between the Company and Mosaic Sponsor, LLC.

Exhibit No.	Description of Exhibits

10.7	Indemnity Agreement, dated as of October 18, 2017, between the Company and Eugene I. Davis.

10.8	Indemnity Agreement, dated as of October 18, 2017, between the Company and Tyler S. Kolarik.

10.9	Indemnity Agreement, dated as of October 18, 2017, between the Company and David M. Maura.

10.10	Indemnity Agreement, dated as of October 18, 2017, between the Company and Andrew A. McKnight.

10.11	Indemnity Agreement, dated as of October 18, 2017, between the Company and William H. Mitchell.

10.12	Indemnity Agreement, dated as of October 18, 2017, between the Company and Joshua A. Pack.

10.13	Services Agreement, dated as of October 18, 2017, among the Company, CFO Bullpen LLC and, solely for purposes of Sections 1 and 6, William H. Mitchell.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mosaic Acquisition Corp.

Date: October 23, 2017	By:	/s/ William H. Mitchell
		Name:	William H. Mitchell
		Title:	Chief Financial Officer

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